MORGAN STANLEY INSTITUTIONAL FUND, INC.
ARTICLES SUPPLEMENTARY
            MORGAN STANLEY INSTITUTIONAL
FUND, INC., a Maryland corporation (the "Corporation"), does hereby certify to the State Department of Assessments and Taxation of Maryland (the "Department") that:
            FIRST: The Corporation is registered as an open-end investment company under the Investment
Company Act of 1940.
            SECOND:  The Board of Directors of the
Corporation (the "Board of Directors"), at a meeting duly convened and held on June 6-7, 2011, adopted resolutions which: (i) increased the total number of shares of stock which the Corporation has authority to issue to thirty-four billion five hundred million (34,500,000,000) shares of common stock; (ii) established four (4) additional classes of common stock designated as Small Company Growth
Portfolio - Class H, Small Company Growth Portfolio -
Class L, U.S. Real Estate Portfolio - Class H and U.S. Real Estate Portfolio - Class L, and (iii) classified 500,000,000 shares of common stock as shares of Small Company
Growth Portfolio - Class H, 500,000,000 shares of common stock as shares of Small Company Growth
Portfolio - Class L, 500,000,000 shares of common stock as shares of U.S. Real Estate Portfolio - Class H and 500,000,000 shares of common stock as shares of U.S. Real Estate Portfolio - Class L.
            THIRD: The terms applicable to the class of common stock designated and classified as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, as set by the Board of Directors, are the same as the terms of the existing classes of common stock which are set forth in the Articles of Restatement of the Corporation, as amended and supplemented (the
"Charter").
            FOURTH:  As of immediately before the
increase in the number of authorized shares as set forth above, the total number of shares of stock of all classes that the Corporation had authority to issue was thirty-two billion five hundred million (32,500,000,000) shares of common stock, having an aggregate par value of thirty-six million five hundred thousand dollars ($36,500,000) and designated and classified in the following portfolios and classes:
NAME OF CLASS
NUMBER OF SHARES OF
COMMON STOCK
CLASSIFIED AND
ALLOCATED


Active International Allocation Portfolio - Class I
500,000,000 shares
Active International Allocation Portfolio - Class P
500,000,000 shares
Advantage Portfolio - Class I
500,000,000 shares
Advantage Portfolio - Class P
500,000,000 shares
Advantage Portfolio - Class H
500,000,000 shares
Advantage Portfolio - Class L
500,000,000 shares
Asian Equity Portfolio - Class I
500,000,000 shares
Asian Equity Portfolio - Class P
500,000,000 shares
Asian Equity Portfolio - Class H
500,000,000 shares
Asian Equity Portfolio - Class L
500,000,000 shares
Emerging Markets Debt Portfolio - Class I+
500,000,000 shares
Emerging Markets Debt Portfolio - Class P+
500,000,000 shares
Emerging Markets Debt Portfolio - Class H+
500,000,000 shares
Emerging Markets Debt Portfolio - Class L+
500,000,000 shares
Emerging Markets Portfolio - Class I
500,000,000 shares
Emerging Markets Portfolio - Class P
500,000,000 shares
Focus Growth Portfolio - Class I
500,000,000 shares
Focus Growth Portfolio - Class P
500,000,000 shares
Global Advantage Portfolio - Class I
500,000,000 shares
Global Advantage Portfolio - Class P
500,000,000 shares
Global Advantage Portfolio - Class H
500,000,000 shares
Global Advantage Portfolio - Class L
500,000,000 shares
Global Discovery Portfolio - Class I
500,000,000 shares
Global Discovery Portfolio - Class P
500,000,000 shares
Global Discovery Portfolio - Class H
500,000,000 shares
Global Discovery Portfolio - Class L
500,000,000 shares
Global Franchise Portfolio - Class I
500,000,000 shares
Global Franchise Portfolio - Class P
500,000,000 shares
Global Opportunity Portfolio - Class I
500,000,000 shares
Global Opportunity Portfolio - Class P
500,000,000 shares
Global Opportunity Portfolio - Class H
500,000,000 shares
Global Opportunity Portfolio - Class L
500,000,000 shares
Global Real Estate Portfolio - Class I
500,000,000 shares
Global Real Estate Portfolio - Class P
500,000,000 shares
Global Real Estate Portfolio - Class H
500,000,000 shares
Global Real Estate Portfolio - Class L
500,000,000 shares
Growth Portfolio - Class I
500,000,000 shares
Growth Portfolio - Class P
500,000,000 shares
International Advantage Portfolio - Class I
500,000,000 shares
International Advantage Portfolio - Class P
500,000,000 shares
International Advantage Portfolio - Class H
500,000,000 shares
International Advantage Portfolio - Class L
500,000,000 shares
International Equity Portfolio - Class I
500,000,000 shares
International Equity Portfolio - Class P
500,000,000 shares
International Opportunity Portfolio - Class I
500,000,000 shares
International Opportunity Portfolio - Class P
500,000,000 shares
International Opportunity Portfolio - Class H
500,000,000 shares
International Opportunity Portfolio - Class L
500,000,000 shares
International Real Estate Portfolio - Class I
500,000,000 shares
International Real Estate Portfolio - Class P
500,000,000 shares
International Small Cap Portfolio - Class I
1,000,000,000 shares
International Small Cap Portfolio - Class P
500,000,000 shares
Opportunity Portfolio - Class I
500,000,000 shares
Opportunity Portfolio - Class P
500,000,000 shares
Opportunity Portfolio - Class H
500,000,000 shares
Opportunity Portfolio - Class L
500,000,000 shares
Select Global Infrastructure Portfolio - Class I
500,000,000 shares
Select Global Infrastructure Portfolio - Class P
500,000,000 shares
Select Global Infrastructure Portfolio - Class H
500,000,000 shares
Select Global Infrastructure Portfolio - Class L
500,000,000 shares
Small Company Growth Portfolio - Class I
500,000,000 shares
Small Company Growth Portfolio - Class P
500,000,000 shares
U.S. Real Estate Portfolio - Class I
500,000,000 shares
U.S. Real Estate Portfolio - Class P
500,000,000 shares
Total
32,500,000,000 shares
+	The par value of all shares of common stock of
all portfolios and classes that the Corporation has authority to issue is $0.001 per share, with the exception of the shares of common stock classified as Emerging Markets Debt Portfolio -
Class I, Emerging Markets Debt Portfolio -
Class P, Emerging Markets Debt Portfolio -
Class H and Emerging Markets Debt Portfolio
Class L, which have a par value of $0.003 per share.
            FIFTH: As increased, the total number of shares of stock of all classes that the Corporation has authority to issue is thirty-four billion five hundred million
(34,500,000,000) shares of common stock, having an aggregate par value of thirty-eight million five hundred thousand dollars ($38,500,000) and designated and classified in the following portfolios and classes:
NAME OF CLASS
NUMBER OF SHARES OF
COMMON STOCK
CLASSIFIED AND
ALLOCATED


Active International Allocation Portfolio - Class I
500,000,000 shares
Active International Allocation Portfolio - Class P
500,000,000 shares
Advantage Portfolio - Class I
500,000,000 shares
Advantage Portfolio - Class P
500,000,000 shares
Advantage Portfolio - Class H
500,000,000 shares
Advantage Portfolio - Class L
500,000,000 shares
Asian Equity Portfolio - Class I
500,000,000 shares
Asian Equity Portfolio - Class P
500,000,000 shares
Asian Equity Portfolio - Class H
500,000,000 shares
Asian Equity Portfolio - Class L
500,000,000 shares
Emerging Markets Debt Portfolio - Class I+
500,000,000 shares
Emerging Markets Debt Portfolio - Class P+
500,000,000 shares
Emerging Markets Debt Portfolio - Class H+
500,000,000 shares
Emerging Markets Debt Portfolio - Class L+
500,000,000 shares
Emerging Markets Portfolio - Class I
500,000,000 shares
Emerging Markets Portfolio - Class P
500,000,000 shares
Focus Growth Portfolio - Class I
500,000,000 shares
Focus Growth Portfolio - Class P
500,000,000 shares
Global Advantage Portfolio - Class I
500,000,000 shares
Global Advantage Portfolio - Class P
500,000,000 shares
Global Advantage Portfolio - Class H
500,000,000 shares
Global Advantage Portfolio - Class L
500,000,000 shares
Global Discovery Portfolio - Class I
500,000,000 shares
Global Discovery Portfolio - Class P
500,000,000 shares
Global Discovery Portfolio - Class H
500,000,000 shares
Global Discovery Portfolio - Class L
500,000,000 shares
Global Franchise Portfolio - Class I
500,000,000 shares
Global Franchise Portfolio - Class P
500,000,000 shares
Global Opportunity Portfolio - Class I
500,000,000 shares
Global Opportunity Portfolio - Class P
500,000,000 shares
Global Opportunity Portfolio - Class H
500,000,000 shares
Global Opportunity Portfolio - Class L
500,000,000 shares
Global Real Estate Portfolio - Class I
500,000,000 shares
Global Real Estate Portfolio - Class P
500,000,000 shares
Global Real Estate Portfolio - Class H
500,000,000 shares
Global Real Estate Portfolio - Class L
500,000,000 shares
Growth Portfolio - Class I
500,000,000 shares
Growth Portfolio - Class P
500,000,000 shares
International Advantage Portfolio - Class I
500,000,000 shares
International Advantage Portfolio - Class P
500,000,000 shares
International Advantage Portfolio - Class H
500,000,000 shares
International Advantage Portfolio - Class L
500,000,000 shares
International Equity Portfolio - Class I
500,000,000 shares
International Equity Portfolio - Class P
500,000,000 shares
International Opportunity Portfolio - Class I
500,000,000 shares
International Opportunity Portfolio - Class P
500,000,000 shares
International Opportunity Portfolio - Class H
500,000,000 shares
International Opportunity Portfolio - Class L
500,000,000 shares
International Real Estate Portfolio - Class I
500,000,000 shares
International Real Estate Portfolio - Class P
500,000,000 shares
International Small Cap Portfolio - Class I
1,000,000,000 shares
International Small Cap Portfolio - Class P
500,000,000 shares
Opportunity Portfolio - Class I
500,000,000 shares
Opportunity Portfolio - Class P
500,000,000 shares
Opportunity Portfolio - Class H
500,000,000 shares
Opportunity Portfolio - Class L
500,000,000 shares
Select Global Infrastructure Portfolio - Class I
500,000,000 shares
Select Global Infrastructure Portfolio - Class P
500,000,000 shares
Select Global Infrastructure Portfolio - Class H
500,000,000 shares
Select Global Infrastructure Portfolio - Class L
500,000,000 shares
Small Company Growth Portfolio - Class I
500,000,000 shares
Small Company Growth Portfolio - Class P
500,000,000 shares
Small Company Growth Portfolio - Class H
500,000,000 shares
Small Company Growth Portfolio - Class L
500,000,000 shares
U.S. Real Estate Portfolio - Class I
500,000,000 shares
U.S. Real Estate Portfolio - Class P
500,000,000 shares
U.S. Real Estate Portfolio - Class H
500,000,000 shares
U.S. Real Estate Portfolio - Class L
500,000,000 shares
Total
34,500,000,000 shares
+	The par value of all shares of common stock of
all portfolios and classes that the Corporation has authority to issue is $0.001 per share, with the exception of the shares of common stock classified as Emerging Markets Debt Portfolio -
Class I, Emerging Markets Debt Portfolio -
Class P, Emerging Markets Debt Portfolio -
Class H and Emerging Markets Debt Portfolio
Class L, which have a par value of $0.003 per share.
            SIXTH: The aggregate number of shares of stock of all classes that the Corporation has authority to issue has been increased by the Board of Directors in accordance with Section 2-105(c) of the Maryland General
Corporation Law, and the shares of Small Company
Growth Portfolio - Class H, Small Company Growth
Portfolio - Class L, U.S. Real Estate Portfolio - Class H and U.S. Real Estate Portfolio - Class L have been classified and designated by the Board of Directors under the authority contained in Article FIFTH, Section 3 of the Charter.
[SIGNATURE PAGE FOLLOWS]


            IN WITNESS WHEREOF, the Corporation
has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested to on its behalf by its Secretary on this 11th day of August, 2011. MORGAN
STANLEY
INSTITUTIONAL
FUND, INC.
By:
________________
________________
_____
   Arthur Lev
President
ATTEST:
______________________________
Mary E. Mullin
Secretary
            THE UNDERSIGNED, President of
MORGAN STANLEY INSTITUTIONAL FUND, INC.,
who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles Supplementary to
be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

_____________
_____________
___________
Arthur Lev
President
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